Exhibit 99.1

Charles & Colvard and Cree Enter Into a New Exclusive Supply Agreement

MORRISVILLE, NC—December 16, 2014—Charles & Colvard, Ltd. (NASDAQ: CTHR), the sole source of created moissanite and Forever Brilliant®, The World’s Most Brilliant Gem®, entered into a new Exclusive Supply Agreement on December 12, 2014 with Cree, Inc. (NASDAQ: CREE) for purchases of silicon carbide (SiC) crystals.

The new Exclusive Supply Agreement supersedes and replaces the existing Amended and Restated Exclusive Supply Agreement with Cree that is set to expire in 2015. The new Exclusive Supply Agreement is set to expire in June 2018; however, provided certain conditions are met, Charles & Colvard has a renewal option to extend the term of the agreement for an additional two-year period.

Randy N. McCullough, Chief Executive Officer of Charles & Colvard, said, “We are excited to extend our long standing partnership with Cree. Cree’s significant and continued investments in SiC growth technology and high volume manufacturing scale enable Charles & Colvard to reliably provide a superior product to the marketplace.”

About Cree, Inc.

Cree is leading the LED lighting revolution and making energy-wasting traditional lighting technologies obsolete through the use of energy-efficient, mercury-free LED lighting. Cree is a market-leading innovator of lighting-class LEDs, lighting products and semiconductor products for power and radio frequency (RF) applications.

Cree's product families include LED lighting systems and bulbs, blue and green LED chips, high-brightness LEDs, lighting-class power LEDs, power-switching devices and RF devices. Cree's products are driving improvements in applications such as general illumination, electronic signs and signals, power supplies and inverters.

For additional product and company information, please refer to www.cree.com.

About Charles & Colvard, Ltd.

Charles & Colvard, Ltd., based in the Research Triangle Park area of North Carolina, is the global sole source of moissanite, a unique, near-colorless created gem that is distinct from other gems and jewels based on its exceptional fire, brilliance, luster, durability, and rarity. Charles & Colvard Created Moissanite® and Forever Brilliant® are currently incorporated into fine jewelry sold through domestic and international retailers and other sales channels. Charles & Colvard, Ltd.’s common stock is listed on the NASDAQ Global Select Market under the symbol “CTHR.” For more information, please visit www.charlesandcolvard.com.

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future and projections relating to products, sales, revenues, and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations, and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently.

All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, our actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors including, but not limited to, our dependence on consumer acceptance and growth of sales of our products resulting from our strategic initiatives; dependence on a limited number of customers; the impact of the execution of our business plans on our liquidity; our ability to fulfill orders on a timely basis; the financial condition of our major customers and their willingness and ability to market our products; dependence on Cree, Inc. as the sole current supplier of the raw material; our current wholesale customers’ potential perception of us as a competitor in the finished jewelry business; intense competition in the worldwide jewelry industry; general economic and market conditions, including the current economic environment; risks of conducting business in foreign countries; the pricing of precious metals, which is beyond our control; the potential impact of seasonality on our business; our ability to protect our intellectual property; the risk of a failure of our information technology infrastructure to protect confidential information and prevent security breaches; possible adverse effects of governmental regulation and oversight; and the failure to evaluate and integrate strategic opportunities, in addition to the other risks and uncertainties described in our filings with the Securities and Exchange Commission, or the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and subsequent reports filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the SEC that discuss other factors relevant to our business.

Contacts:

Public Relations:

Dian Griesel Int’l.

Susan Forman, Laura Radocaj

(212) 825-3210

Investor Relations:

Taglich Brothers, Inc.

Christopher Schreiber

212-661-6886